UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52049	06-159540
(Commission File No.)	(IRS Employer Identification No.)

200 Crossing Boulevard

Suite 800

Bridgewater, New Jersey 08807

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866)  620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Synchronoss Technologies Signs New Three-Year Contract with AT&T

Synchronoss Technologies, Inc. (NASDAQ: SNCR) announced that it has entered into a new contract with AT&T that, among other things, extends two more years to the remaining one year on its existing contract.  Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss, said, “We are pleased to have extended one of our largest customer relationships for another 3 years in total.  We look forward to providing both our Activation and Personal Cloud Solutions for AT&T as we build upon our 15 year plus successful relationship with AT&T.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

By:	/s/ STEPHEN G. WALDIS
Name: Stephen G. Waldis
Title: Chief Executive Officer

Dated:  December 17, 2015